Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2006	2005	2006	2005
Net revenue	$189,832	$179,787	$554,156	$524,156
Operating expenses:
Personnel expense	58,033	53,893	181,211	159,874
Medical supplies expense	52,657	51,047	154,735	148,813
Bad debt expense	14,228	13,874	44,405	36,063
Other operating expenses	37,916	36,286	114,123	107,316
Depreciation	9,366	9,034	27,801	27,214
Amortization	252	290	756	870
Loss (gain) on disposal of property, equipment and other assets	(296)	148	(237)	204
Impairment of long-lived assets	451	—	451	—

Total operating expenses	172,607	164,572	523,245	480,354

Income from operations	17,225	15,215	30,911	43,802
Other income (expenses):
Interest expense	(7,870)	(8,440)	(25,828)	(24,129)
Interest and other income, net	2,977	868	5,748	1,870
Equity in net earnings of unconsolidated affiliates	1,408	899	3,883	2,554

Total other expenses, net	(3,485)	(6,673)	(16,197)	(19,705)

Income from continuing operations before minority interest, income taxes and discontinued operations	13,740	8,542	14,714	24,097
Minority interest share of earnings of consolidated subsidiaries	(4,742)	(3,956)	(12,350)	(12,357)

Income from continuing operations before income taxes and discontinued operations	8,998	4,586	2,364	11,740
Income tax expense	3,649	1,952	993	4,814

Income from continuing operations	5,349	2,634	1,371	6,926
Income (loss) from discontinued operations, net of taxes	(439)	115	266	4,166

Net income	$4,910	$2,749	$1,637	$11,092

Earnings (loss) per share, basic
Continuing operations	$0.28	$0.14	$0.07	$0.38
Discontinued operations	(0.02)	0.01	0.01	0.23

Earnings per share, basic	$0.26	$0.15	$0.08	$0.61

Earnings (loss) per share, diluted
Continuing operations	$0.27	$0.13	$0.07	$0.36
Discontinued operations	(0.02)	0.01	0.01	0.21

Earnings per share, diluted	$0.25	$0.14	$0.08	$0.57

Weighted average number of shares, basic	18,630	18,425	18,583	18,216
Dilutive effect of stock options and restricted stock	661	1,248	921	1,193

Weighted average number of shares, diluted	19,291	19,673	19,504	19,409

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
Statement of Operations Data:
Net revenue	$189,832	$179,787	5.6%	$554,156	$524,156	5.7%
Adjusted EBITDA (1)	$28,754	$24,687	16.5%	$72,062	$72,090	(0.0)%
Income from operations	$17,225	$15,215	13.2%	$30,911	$43,802	(29.4)%
Income from continuing operations	$5,349	$2,634	103.1%	$1,371	$6,926	(80.2)%
Earnings per share from continuing operations, basic	$0.28	$0.14	100.0%	$0.07	$0.38	(81.6)%
Earnings per share from continuing operations, diluted	$0.27	$0.13	107.7%	$0.07	$0.36	(80.6)%

(1) See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
Selected Operating Data (consolidated) (a):
Number of hospitals	10	10		10	10
Licensed beds (b)	612	612		612	612
Staffed and available beds (c)	595	571		595	571
Admissions (d)	11,115	10,364	7.2%	32,987	31,119	6.0%
Adjusted admissions (e)	14,494	13,555	6.9%	42,822	40,349	6.1%
Patient days (f)	35,508	36,281	(2.1)%	109,497	109,738	(0.2)%
Adjusted patient days (g)	46,318	47,202	(1.9)%	142,178	141,677	0.4%
Average length of stay (days) (h)	3.19	3.50	(8.9)%	3.32	3.53	(5.9)%
Occupancy (i)	65.6%	69.8%		67.4%	70.4%
Inpatient catheterization procedures	5,838	5,457	7.0%	17,029	16,220	5.0%
Inpatient surgical procedures	2,920	2,915	0.2%	8,702	8,495	2.4%

(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and nine months ended June 30, 2006 and 2005.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2006	2005	2006	2005
		(in thousands)
Income from continuing operations	$5,349	$2,634	$1,371	$6,926
Add:
Income tax expense	3,649	1,952	993	4,814
Minority interest share of earnings of consolidated subsidiaries	4,742	3,956	12,350	12,357
Equity in net earnings of unconsolidated affiliates	(1,408)	(899)	(3,883)	(2,554)
Interest and other income, net	(2,977)	(868)	(5,748)	(1,870)
Interest expense	7,870	8,440	25,828	24,129
Impairment of long-lived assets	451	—	451	—
Loss (gain) on disposal of property, equipment and other assets	(296)	148	(237)	204
Amortization	252	290	756	870
Depreciation	9,366	9,034	27,801	27,214
Share-based compensation expense	1,756	—	12,380	—

Adjusted EBITDA	$28,754	$24,687	$72,062	$72,090